UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  October 25, 2000

                          IRWIN HOME EQUITY LOAN TRUST 2000-1
                      Home Equity Loan-Backed Term Notes, 2000-1


New York (governing law of          333-43278              Pending
Pooling and Servicing Agreement)    (Commission            IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000


         (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On October 25, 2000 a distribution was made to holders of IRWIN HOME EQUITY LOAN TRUST 2000-1, Home Equity Loan-Backed Term Notes, 2000-1



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Irwin Home Equity Loan-Backed Term Notes, Series 2000-1, relating to the October 25, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           IRWIN HOME EQUITY LOAN TRUST 2000-1
                        Home Equity Loan-Backed Notes, Series 2000-1

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 11/02/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Irwin Home Equity Loan-Backed Term Notes, Series 2000-1, relating to the October 25, 2000 distribution.